UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  March 8, 2006
                                                ----------------
                               GSE SYSTEMS, INC.
                               -----------------

             (Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation or organization)

      0-26494                                              52-1868008
     ---------                                            -------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


              7133 Rutherford Rd., Suite 200, Baltimore, MD 21244
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              (Address of principal executive office and zip code)
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                                 (410) 277-3740
                                ----------------
               Registrant's telephone number, including area code



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

          Item 8.01 Other Events

     On March 8, 2006, GSE Systems, Inc. issued a press release stating that the Company had completed two financing transactions totaling $9.25 million. On February 28, 2006 the Company raised $4.25 million in an offering of 8% Cumulative Preferred Stock and Warrants. In a separate transaction which closed on March 8, 2006, the Company replaced its existing $1.5 million bank revolving line of credit with a two year $5.0 million revolving credit facility with Laurus Master Funds, Ltd.

Item 9.01 Financial Statements and Exhibits

          (c) Exhibits

           99.1 Press Release of GSE Systems dated March 8, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               GSE SYSTEMS, INC.


Date: March 8, 2006         /s/  Jeffery G. Hough
                            ---------------------
                                 Jeffery G. Hough
                    Senior Vice President and CFO

                                 EXHIBIT INDEX
Exhibit No.     Description
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                99.1 Press release of GSE Systems, Inc. dated March 8, 2006